EXHIBIT 10.23

Contract code：Rental No. 010, 2021

Summary of Zhongdehui (Guangzhou) Education Consulting Co., Ltd. Leasing

Guangzhou Panyu Bailong Electronics Co., Ltd.

And

Zhongdehui (Guangzhou) Education Consulting Co., Ltd.

Party A： Guangzhou Panyu Bailong Electronics Co., Ltd.

Legal Address：Building 316, Building 11, No. 684, Shibei Industrial Road, Dashi Street, Panyu District, Guangzhou

Zip code：511430

Legal Representative：Zhuang，Lihong

Contact number: +86-020-39236333	Fax number:020-39160338

Party B： Zhongdehui (Guangzhou) Education Consulting Co., Ltd.

Legal Address：1111, Building 12, No. 684, Shibei Industrial Road, Dashi Street, Guangzhou

Zip code：

Legal Representative：Yin, Shaogang

Contact number: +86-15524276876

Scope of the Lease：

The lessee is willing to rent and the lessor agrees to lease the unit property at Room 07, 08,09,10,11,12,13, Floor 11th , Building 12, Great Creative Industrial Park, No. 644 Shibei Industrial Road, Dashi Street, Panyu District, Guangzhou, Guangdong, China.

The leased area of the property is approximately 1509.28.74 square meters.

Leasing Term: From February 1, 2021 to March 30, 2022.

Renew: The lessee shall submit the written renewal intention to the lessor six months before the expiration of the lease, and the lessor shall reply to the lessee in writing within 15 days of receiving the renewal. Under the same conditions, the lessee has the priority to lease the property.

Rental payment:

From February 1, 2021 to May 30, 2021	monthly 65,895.17 yuan
From May 31, 2021 to March 30, 2022,	monthly 69,185.39 yuan

Business management consulting service fee:

From February 1, 2021 to May 30, 2021	monthly 25,627.58 yuan
From May 31, 2021 to March 30, 2022,	monthly 26,910.46 yuan

Rental deposit: RMB 47,042.78, equivalent to two months’ rent for the property

Deposit of Business management consulting service fee: RMB 18,295.62

This contract is signed by an authorized representative of both parties.

Party A: Guangzhou Panyu Bailong Electronics Co., Ltd.	Party B: Zhongdehui (Guangzhou) Education Consulting Co., Ltd.

Signature and Seal:	Signature and Seal: Yin, Shaogang

January 20,2021	January 20, 2021